UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2026

ONITY GROUP INC.

(Exact name of registrant as specified in its charter)

Florida	1-13219	65-0039856
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1661 Worthington Road, Suite 100

West Palm Beach, Florida 33409

(Address of principal executive offices)

Registrant’s telephone number, including area code: (561) 682-8000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	ONIT	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

On January 30, 2026, Onity Group Inc. (NYSE: ONIT) (“Onity” or the “Company”) announced that its subsidiaries PHH Corporation (“PHH”) and PHH Escrow Issuer LLC (the “Escrow Issuer” and together with PHH, the “Issuers”) completed the issuance and sale of $200 million aggregate principal amount of 9.875% Senior Notes due 2029 (the “PHH Senior Notes”). The PHH Senior Notes were issued under an indenture, dated November 6, 2024 (the “Original Indenture”), by and between the Escrow Issuer and Wilmington Trust, National Association, as trustee (the “Trustee”) and collateral trustee (the “Collateral Trustee”), as amended by the Supplemental Indenture, dated November 27, 2024, among PHH, the guarantors party thereto, the Trustee and the Collateral Trustee (the “First Supplemental Indenture”), as supplemented by the Second Supplemental Indenture, dated as of January 30, 2026, among the Issuers, the guarantors party thereto, the Trustee and the Collateral Trustee (the “Second Supplemental Indenture” and the Original Indenture, as amended and supplemented by the First Supplemental Indenture and the Second Supplemental Indenture, the “Indenture”). The PHH Senior Notes issued on January 30, 2026 are an additional issuance of the Issuer’s 9.875% Senior Notes due 2029 and will form a single series of debt securities with, and vote on any matter submitted to holders with, the $500.0 million aggregate principal amount of such PHH Senior Notes that were originally issued on November 6, 2024 under the Original Indenture as amended by the First Supplemental Indenture.

A copy of the Second Supplemental Indenture is attached to this Current Report as Exhibit 10.1, and is incorporated by reference herein. The foregoing summary description of the PHH Senior Notes and the Second Supplemental Indenture is not intended to be complete and is qualified in its entirety by reference to the complete text of such document. For a more complete description of the PHH Senior Notes and the Indenture, see Onity’s Current Reports on Form 8-K filed with the Securities and Exchange Commission on November 6, 2024 and December 3, 2024, including a copy of the Original Indenture, the First Supplemental Indenture and the Pledge and Security Agreement filed as an exhibit thereto.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Second Supplemental Indenture, dated as of January 30, 2026, among PHH Escrow Issuer LLC, PHH Corporation, Onity Group Inc., the other guarantors party thereto, and Wilmington Trust, national association, as trustee and collateral trustee

104	Cover Page Interactive Data File formatted in online XBRL (included as Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONITY GROUP INC.
(Registrant)

Date: February 2, 2026	By:	/s/ Sean B. O’Neil
Sean B. O’Neil
Chief Financial Officer